Exhibit 10.1

AMENDMENT NO. 1

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of January 14, 2010 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of September 23, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement), by and among ENERGYSOLUTIONS, LLC, a Utah limited liability company (“EnergySolutions”), ENERGYSOLUTIONS, INC., a Delaware corporation (“Parent”), the other Loan Parties from time to time signatory thereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”) and the other Agents and Lenders from time to time party thereto.

WHEREAS, EnergySolutions has requested that the Lenders and the Administrative Agent agree to amend the Credit Agreement to effect the changes described below; and

WHEREAS, Section 11.12 of the Credit Agreement permits the Credit Agreement to be amended from time to time.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Amendments

The Credit Agreement is hereby amended, as of the First Amendment Effective Date (as defined below), as follows:

(a)           Clause (b) in the fourth recital of the Credit Agreement is hereby replaced in its entirety with the following: “allow, in the future, EnergySolutions to establish a one-year (with customary provisions for two one-year renewal periods) letter of credit facility hereunder (the “Zion Incremental Facility”) and/or a Zion Credit Support Obligation (as defined herein) in an aggregate amount of no more than $200,000,000 that may be used solely to support obligations of EnergySolutions and Parent under the agreement referred to in clause (n) of the definition of Zion Agreements”.

(b)           The following definitions are added to Section 1.1 of the Credit Agreement in alphabetical order:

“Duratek Amendment No. 1” shall mean the certain amendment to the Duratek Loan Agreement dated as of January 14, 2010.

“OID” shall mean any discount to a loan or a commitment for a revolving or letter of credit facility made applicable upon the issuance thereof.

“Zion Incremental Effective Date” shall mean the first date that a letter of credit may be issued under the Zion Incremental Facility.

“Zion Incremental Facility Lenders” shall mean lenders under the Zion Incremental Facility.

“Zion L/C Issuing Bank” shall mean each Person appointed by EnergySolutions and identified as a Zion L/C Issuing Bank under the Zion Incremental Facility; provided the Administrative Agent has consented to such appointment (such consent not to be unreasonably withheld or delayed).

(c)           The definition of “First Lien Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “Indebtedness” with the phrase “Indebtedness for Money Borrowed”.

(d)           The definition of “Indebtedness for Money Borrowed” in Section 1.1 of the Credit Agreement shall be amended by adding the following immediately before the period at the end of the first sentence thereof: “; provided further that to the extent that (i) the lenders under any Zion Credit Support Obligation, Zion Incremental Facility or Reclamation L/C Facility Commitments shall fund the amount of their commitments therefor prior to the use thereof for the purposes set forth in clause (iii) of this definition (the “Pre-Funded Amounts”), (ii) without limiting the uses of the Pre-Funded Amounts set forth in clause (iii) below, the Pre-Funded Amounts may not be accessed by any Loan Party or any of its Affiliates and may only be accessed by the Administrative Agent or relevant issuer of the letters of credit, performance or fidelity bonds or similar obligations issued pursuant thereto and (iii) the Pre-Funded Amounts may solely be used to reimburse the applicable issuing bank or the issuer of such letters of credit, performance or fidelity bonds or similar obligations for any unreimbursed disbursements in connection with a drawing under a letter of credit, performance or fidelity bond or similar obligation issued pursuant thereto, the Pre-Funded Amounts shall not, prior to any use specified in clause (iii) above, be included in the calculation of Indebtedness for Money Borrowed (but shall be so included upon and following such use until reimbursed by Borrower)”.

(e)           The definition of “Issuing Banks” in Section 1.1 of the Credit Agreement is replaced in its entirety with the following:

“Issuing Banks” shall mean the Revolving Issuing Bank, the Synthetic Issuing Bank and each Zion L/C Issuing Bank”.

(f)            The definition of “Incremental Commitment Cap” in Section 1.1 of the Credit Agreement is amended by deleting the phrase “(ii) Incremental Term Commitments and (iii)” and replacing it with the phrase “and (ii)”.

(g)           The definition of “Lenders” in Section 1.1 of the Credit Agreement is hereby amended by adding the words “or Section 2.15” after the second reference to “Section 11.5” in such definition.

(h)           The definition of “Loans” in Section 1.1 of the Credit Agreement is replaced in its entirety with the following:

“Loans” shall mean, collectively, the Revolving Loans, the Letter of Credit Loans, the Term Loans, unreimbursed Disbursements in accordance with Section 2.17(d) and any disbursement to a beneficiary in respect of a letter of credit issued under the Zion Incremental Facility or Reclamation L/C Facility Commitments, as the case may be, that is not reimbursed by a Loan Party.

(i)            Clause (q) of the definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “to secure obligations of EnergySolutions and Parent to Exelon and its permitted assigns in connection with the agreement referred to in clause (g) of the definition of Zion Agreements” immediately after the word, “ZionSolutions”.

(j)            The definition of “Term Loans” in Section 1.1 of the Credit Agreement is replaced in its entirety with the following:

“Term Loans” shall mean, collectively, the amounts advanced by the Term Lenders pursuant to the Term Commitments as set forth on Schedule 4-B attached hereto and, to the extent provided in the amendments contemplated by Section 2.15(g), the Incremental Term Loans.

(k)           The definition of “Zion Credit Support Obligation” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “$50,000,000” with the phrase “$200,000,000”.

(l)            The definition of “Zion Incremental Facility Commitment” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(m)          The definition of “Zion Incremental Facility Commitment Cap” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “$50,000,000” with the phrase “$200,000,000”.

(n)           The definition of “Zion Incremental Facility Maturity Date” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

“Zion Incremental Facility Maturity Date” shall mean the first anniversary of the Zion Incremental Effective Date; provided that the Zion Incremental Facility Maturity Date (a) may be extended to a date that is not later than two years following such first anniversary to the extent then permitted by the terms of the Zion Incremental Facility and (b) shall in no event be later than June 7, 2013.”.

(o)           Section 2.15(a)(i) of the Credit Agreement is hereby amended by replacing the first parenthetical phrase thereof with the following: “(the “Incremental Revolving Commitments” and together with the Incremental Term Commitments referred to below, the “Incremental Commitments”)”.

(p)           Section 2.15(a)(iii) of the Credit Agreement is hereby amended by inserting the word “aggregate” immediately prior to the word “amount”.

(q)           Section 2.15(a)(iv) of the Credit Agreement is hereby amended by replacing the phrase “one Zion Incremental Facility Commitment (“Zion Incremental Facility Commitment”) by an amount” with the phrase, “commitments for one or more Zion Incremental Facilities (collectively, the “Zion Incremental Facility Commitment”) by an aggregate amount”.

(r)            Section 2.15(c) of the Credit Agreement is hereby amended by:

(i)            replacing clause (iv) of such Section 2.15(c) in its entirety with the following:

(iv)  the Reclamation L/C Facility Commitments shall terminate, and all Obligations thereunder shall be due, no later than the Reclamation L/C Facility Maturity Date and the Applicable Margin applicable thereto shall be as determined by the applicable providers of the Reclamation L/C Facility Commitments and EnergySolutions (and it is further understood and agreed that the Reclamation L/C Facility Commitments may be pre-funded or not, in the determination of EnergySolutions and the Lenders thereunder); and

(ii)           replacing clause (v) of such Section 2.15(c) in its entirety with the following:

(v)  the Zion Incremental Facility Commitment shall terminate, and all Obligations thereunder shall be due, no later than the Zion Incremental Facility Maturity Date and the Applicable Margin applicable thereto shall be as determined by the applicable Zion Incremental Facility Lenders and EnergySolutions (and it is further understood and agreed that the Zion Incremental Facility may be pre-funded or not, in the determination of EnergySolutions and the Zion Incremental Facility Lenders);

(iii)          adding a new (viii) of such Section 2.15(c) with the following:

(viii)  Neither the Incremental Commitments nor the Reclamation L/C Facility Commitments shall be used to support obligations under the Zion Agreements, and, for the avoidance of doubt, but not in derogation of clauses (iv) and (v) above, except to the extent necessary to implement the mechanical structure thereof, the same negative and affirmative covenants, events of default and similar terms that are applicable to the then-existing Loans and Commitments shall be applicable to the Reclamation L/C Facility Commitments and Zion Incremental Facility Commitments.

(s)           Section 2.15(d) of the Credit Agreement is hereby amended by adding, after the first time the phrase “Incremental Commitments” appears, the following: “for Revolving Commitments”.

(t)            Section 2.15(f) of the Credit Agreement is hereby amended by adding, immediately prior to the period at the end of the first sentence, the phrase “; provided that the Zion Credit Support Obligation shall benefit from such Guarantees and security interests equally and ratably but such benefits may be established pursuant to separate documentation agreed to by the Administrative Agent, the Collateral Agent and EnergySolutions”.  Section 2.15(f) of the Credit Agreement is hereby further amended by inserting, immediately prior to the phrase “Incremental Term Loans”, the phrase “Reclamation L/C Facility, Zion Incremental Facility,”.

(u)           Section 2.15(g) of the Credit Agreement is hereby amended by deleting the phrase “Incremental Term Loans hereunder” and replacing it with the phrase “any credit commitments or extensions contemplated by this Section 2.15” and by deleting the word “such” and replacing it with the word “any”;

(v)           Section 7.1(s) of the Credit Agreement is hereby deleted and replaced with the following:

(s)           on or after the Third Amended and Restated Credit Agreement Effective Date, Indebtedness outstanding pursuant to the Zion Credit Support Obligation and the Zion Incremental Facility in an aggregate amount not to exceed $200,000,000; provided that any such Indebtedness incurred pursuant to this Section 7.1(s) is incurred solely to support the obligations of EnergySolutions and Parent under the agreement referenced in clause (n) of the definition of Zion Agreements; and

2.             Representations and Warranties.  EnergySolutions represents and warrants to the Lenders as of the date hereof that:

(a)           The execution and delivery of this Amendment by EnergySolutions has been duly authorized;

(b)           Neither the execution or delivery by EnergySolutions of this Amendment, nor compliance by it with the terms and provisions hereof will, (i) violate any Applicable Law respecting EnergySolutions, Parent or their Subsidiaries or (ii) conflict with, result in a breach of or constitute a default under the certificate or articles of incorporation or bylaws, operating agreement or the partnership agreement, as the case may be, as such documents are amended, of EnergySolutions, of Parent or of any of their Subsidiaries, or under any material indenture, agreement, or other instrument, to which EnergySolutions, Parent or any of their Subsidiaries is a party or by which any of them or their respective properties may be bound;

(c)           Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date; and

(d)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.             Conditions to Effectiveness.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

(a)           The Administrative Agent (or its counsel) shall have received:

(1)           from Lenders constituting the Majority Lenders and each of the other parties hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or “.PDF” of a signed signature page of this Amendment) that such party has consented in writing to amend the Credit Agreement pursuant to this Amendment;

(2)           from Lenders constituting the Majority Lenders party to the Duratek Loan Agreement and each of the other parties thereto either (i) a counterpart of Duratek Amendment No. 1 signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or “.PDF” of a signed signature page of Duratek Amendment No. 1) that such party has consented in writing to amend the Credit Agreement pursuant to Duratek Amendment No. 1;

(b)           All corporate and other proceedings, if any, taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent and its counsel;

(c)           The Administrative Agent shall have received all reasonable costs, fees, expenses and other amounts due and payable on or prior to the First Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) required to be reimbursed or paid by EnergySolutions, and for which invoices have been presented to EnergySolutions on or prior to the business day prior to the First Amendment Effective Date;

(d)           All representations and warranties set forth in Section 2 hereof shall be true and correct as of such date;

(e)           The Administrative Agent shall have received for the account of each Lender who executes and delivers to the Administrative Agent this Amendment prior to 12:00 noon Eastern Standard Time on January 13, 2010 an amendment fee equal to 0.25% of the sum of (i) the aggregate principal amount of Term Loans and Synthetic Deposits under the Credit Agreement held by such Lender and (ii) the aggregate amount of Revolving Commitments (whether used or unused) under the Credit Agreement held by such Lender.

4.             Reference to the Effect on the Loan Documents

(a)           As of the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, EnergySolutions or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)                                 This Amendment is a Loan Document.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.                                      Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.                                      Severability.  The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

8.                                      Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

9.                                      Affirmations.

(a)                                  EnergySolutions (i) expressly acknowledges the terms of the Credit Agreement, as amended by this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents (including but not limited to security documents and guarantees) executed by it and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

(b)                                 EnergySolutions hereby reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) the Lien on the Collateral securing payment of the Obligations pursuant to the Security Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENERGYSOLUTIONS, LLC, a Utah limited liability company

By:	/s/ Richard Tooze
	Name:	Richard Tooze
	Title:	Senior Vice President and Treasurer

Taxpayer Identification Number: 14-1921823

Address of Principal Place of Business: 423 West 300 South Salt Lake City, Utah 84101

[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

ENERGYSOLUTIONS, INC., a Delaware corporation

By:	/s/ Richard Tooze
	Name:	Richard Tooze
	Title:	Senior Vice President and Treasurer

Taxpayer Identification Number: 51-0653027

Address of Principal Place of Business: 423 West 300 South Salt Lake City, Utah 84101

[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

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CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ Anthony V. Pantina
	Name:	Anthony V. Pantina
	Title:	VP/Director

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